November, 2013 Exhibit 99.1

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This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.
Forward-looking statements include all statements that are not historical facts and can be identified by terms such as
“anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,”
“should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by
Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

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5 1. As of September 30, 2013 2. Last twelve month period as of September 30, 2013 Note: Past performance is not an indicator of future performance

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7 Based on 2013 analyst estimates

8 Note: Past performance is not an indicator of future performance

9 *Diversified Services category

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1 Source: FTC. According to the FTC, identity theft has been the most reported consumer complaint in the United States for past 13 years.
2 Source: Javelin Strategy & Research (2013).
3 Source: Verizon Data Breach Investigations Report (2012).

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1 Source: 2013 estimated users eMarketer (2013).
2 Source: Gartner (2012).
3 Source: Estimated sales in 2013. eMarketer (2013).
4 Source: FTC Consumer Sentinel Databook for 2011 (2012). Based on the number of complaints filed with FTC.
5 Source: Javelin Strategy & Research (2012). Incidence of Social Network Usage measured for LinkedIn Users, Mobile Devices measured for Smartphone Owners, E-Commerce Sales measured for Users of Online Bill Pay.

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1 Based on internal LifeLock research, two-thirds of US adults are concerned about identity theft which indicates an addressable market of 148mm adults. We focus our efforts on those with household income > $50K, which gives an addressable market of 78mm consumers.
2 Based on internal LifeLock analysis of industry research, public filings, industry trade publications, and U.S. government studies.

13 *Network does not cover all transactions and scope may vary. †Network does not cover all transactions and scope may vary. Requires LifeLock Ultimate™ service.

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17 1 Year to date at September 30, 2013.

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1 93% revenue visibility for Q3 2013 was based on analysis of renewals from existing customers from Q2 2013 and new customer additions in Q3 2013.
Note: Past performance is not an indicator of future performance.

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Note: Past performance is not an indicator of future performance.
Enterprise transactions for historical periods prior to LifeLock’s acquisition of ID Analytics in March 2012 are attributed to ID Analytics and therefore are not reflected in LifeLock’s financial statements for periods prior to that date.

25 1 Year to date at September 30, 2013. Note: Past performance is not an indicator of future performance.

26 Note: Past performance is not an indicator of future performance.

27 1 2013 estimated free cash flow is mid-point of guidance

28 1 Year to date at September 30, 2013.

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32 1 Last twelve month period as of September 30, 2013

33 1 Last twelve month period as of September 30, 2013

34 1 Last twelve month period as of September 30, 2013

35 1 Last twelve month period as of September 30, 2013

36 1 Last twelve month period as of September 30, 2013

37 1 Last twelve month period as of September 30, 2013

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